PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                           STRONG CORPORATE BOND FUND
                       STRONG GOVERNMENT SECURITIES FUND
                          STRONG HIGH-YIELD BOND FUND
                          STRONG SHORT-TERM BOND FUND
                     STRONG SHORT-TERM HIGH YIELD BOND FUND

                Supplement to the Prospectus dated March 1, 1998
                      as supplemented on November 16, 1998


STRONG SHORT-TERM BOND FUND

Effective immediately, Mr. Lyle J. Fitterer and Mr. Shirish Malekar will cease to be co-managers of the Strong Short-Term Bond Fund. Mr. John T. Bender joins Mr. Bradley C. Tank as a co-manager of the Fund. Information on Mr. Bender can be found on page I-29 of the Fund's Prospectus.

STRONG GOVERNMENT SECURITIES FUND

Effective immediately, Mr. John T. Bender will cease to be a co-manager of the Strong Government Securities Fund. Mr. Thomas A. Sontag joins Mr. Bradley C. Tank as a co-manager of the Fund. For thirteen years prior to joining Strong Capital Management, Inc. in November, 1998, Mr. Sontag worked at Bear Stearns & Co., most recently as a Managing Director of the Fixed Income Department. From September 1982 until December 1985, Mr. Sontag was employed in the Fixed Income Department at Goldman Sachs & Co. Mr. Sontag received his B.B.A. degree in Economics/Finance from the University of Wisconsin-Madison in 1981 and his M.B.A. in Finance from the University of Wisconsin-Madison in 1982.

EARLY REDEMPTION FEE

Shares of the Strong High-Yield Bond Fund purchased after January 1, 1999 will be subject to a 1.00% redemption fee if the shares are held for less than six
(6) months. The Fund is taking this action to protect the long-term investors in the Fund from the negative effects caused by short-term "market timers." Market timers engage in frequent purchases and redemptions that can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders.

Redemption fees will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the six month holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is less than six months, the fee will be assessed.
The fee may apply to shares held through omnibus accounts.

In determining the "six months," the Fund will use the six month anniversary date of the transaction. For example, shares purchased on January 1, 1999 will be subject to the fee if they are redeemed on or prior to June 30, 1999. If they are redeemed on or after July 1, 1999, they will not be subject to the fee.


          The date of this Prospectus Supplement is December 1, 1998.